UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
The Travelers Companies, Inc.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TRAVELERS

485 LEXINGTON AVENUE
NEW YORK, NY 10017

V32086-P05560-Z86958-Z86959

Your **Vote** Counts!

THE TRAVELERS COMPANIES, INC.

2024 Annual Meeting
Vote by May 14, 2024 11:59 PM EDT.
For shares held under Travelers’ 401(k) Savings Plan, vote by May 13, 2024 11:59 PM EDT.

You invested in THE TRAVELERS COMPANIES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting.
This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 15, 2024.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. For driving directions to the Annual Meeting, please see the “Notice of Internet Availability of Proxy Materials - FAQs” posted on our website at www.travelers.com under “Investors”.
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of the eleven directors listed below.
Nominees:
1a.	Russell G. Golden	For
1b.	William J. Kane	For
1c.	Thomas B. Leonardi	For
1d.	Clarence Otis Jr.	For
1e.	Elizabeth E. Robinson	For
1f.	Rafael Santana	For
1g.	Todd C. Schermerhorn	For
1h.	Alan D. Schnitzer	For
1i.	Laurie J. Thomsen	For
1j.	Bridget van Kralingen	For
1k.	David S. Williams	For
2.	Ratification of the appointment of KPMG LLP as The Travelers Companies, Inc.’s independent registered public accounting firm for 2024.	For
3.	Non-binding vote to approve executive compensation.	For
4.	Shareholder proposal relating to a report on methane in the energy sector, if presented at the Annual Meeting of Shareholders.	Against
5.	Shareholder proposal relating to GHG emissions, if presented at the Annual Meeting of Shareholders.	Against
6.	Shareholder proposal relating to human rights risks in underwriting, if presented at the Annual Meeting of Shareholders.	Against
7.	Shareholder proposal relating to CEO pay ratio and executive compensation, if presented at the Annual Meeting of Shareholders.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

V32087-P05560-Z86958-Z86959

To: Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any shares of stock of The Travelers Companies, Inc. (the “Company”) held for your account in the Company’s 401(k) Savings Plan.

By now, you also should have received an email with a link that allows you to view or download the following materials online: (1) the 2023 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated April 2, 2024. Please refer to these materials when voting your shares.

If you have not received the e-mail regarding the Annual Report and the Proxy Statement, you may view or download them online at www.proxyvote.com. Also, you may request paper copies of both documents by sending an e-mail to Joe Kasal in St. Paul. Please include your full name and mail code in the request.

April 2, 2024

THE TRAVELERS COMPANIES, INC.
2024 ANNUAL MEETING OF SHAREHOLDERS

IMPORTANT VOTING INSTRUCTIONS FOR PARTICIPANTS IN
THE TRAVELERS COMPANIES, INC.
401(k) SAVINGS PLAN

Dear Participant,

As described in the proxy statement, the annual meeting of shareholders of The Travelers Companies, Inc. (the “Company”) will be held on May 15, 2024 at 9:00 a.m., Eastern Daylight Time, at the Hartford Marriott Downtown, 200 Columbus Boulevard, Hartford, CT 06103 (the “Annual Meeting”). The purpose of the Annual Meeting is to consider and to vote upon the following matters:
•Election of the 11 director nominees listed in the proxy statement.
•Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for 2024.
•Non-binding vote to approve executive compensation.
•Consideration of four shareholder proposals, if presented at the Annual Meeting.
•Consideration of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please read the proxy statement as it contains important information concerning these matters.

The enclosed proxy card identifies the number of shares you are entitled to vote within the Company’s 401(k) Savings Plan (“Savings Plan”). If you are also a shareholder of record, the number of shares you own of record on the books of our stock transfer agent, Equiniti Trust Company, LLC, is shown separately on the proxy card after the words “Travelers Common.”

Savings Plan

If you are a participant in the Savings Plan, you are entitled to vote shares of Company common stock held in the Savings Plan for your account as of March 18, 2024, the record date for the Annual Meeting. To vote shares held in the Savings Plan for your account (which includes a Common Stock Fund), you must direct the trustee, Fidelity Management Trust Company, how to vote the shares.

Voting Instructions

The enclosed proxy card will serve as voting instructions to the trustee for the shares held for you through the Savings Plan. Alternatively, you may direct the trustee how to vote by using the same telephone or Internet voting procedures described on the enclosed proxy card. Your voting directions will be kept confidential.

All voting instructions for shares held for you under the Savings Plan, whether transmitted by mail, telephone or Internet, must be received no later than 11:59 P.M. Eastern Daylight Time on May 13, 2024, in order to be processed in a timely manner.

•If your voting instructions with respect to shares held for you under the Savings Plan are not received by 11:59 P.M. Eastern Daylight Time on May 13, 2024, the trustee will vote shares held for you under the Savings Plan in the same proportion as shares for which voting directions from other participants have been received by the trustee.

Questions regarding the voting of Company stock held in the Savings Plan should be directed to me at (651) 310-6748.

Sincerely,

Wendy C. Skjerven
Corporate Secretary

To: Former Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any shares of stock of The Travelers Companies, Inc. (the “Company”) held for your account in the Company’s 401(k) Savings Plan.

In addition, enclosed are the following materials: (1) the 2023 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated April 2, 2024. You may also view or download these materials online at www.proxyvote.com. Please refer to these materials when voting your shares.

April 2, 2024